SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (D)
                                    of the
                        SECURITIES EXCHANGE ACT OF 1934

                      Date of Report:   December 29, 1997


                          GS FINANCIAL SERVICES, INC.
                 (Formerly Graystone Financial Services, Inc.)

            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                              (Formerly Florida)
         (State or other jurisdiction of incorporation or organization)

          33-0878-A                              59-2686448
     (Commission  File  Number)          (IRS  Employer Identification Number)

                           C/O MR. THOMAS V. ACKERLY
                         1101 POST OAK BLVD., SUITE 9
                             HOUSTON, TEXAS  77056
                   (Address of principal executive offices)

                                (713) 903-3788
             (Registrant's telephone number, including area code)









ITEM  5.          OTHER  EVENTS.
--------          --------------

          On October 15, 1997, the Company entered into a Plan and Agreement of Merger with GS Financial Services, Inc., a wholly owned Delaware subsidiary newly formed for the purpose of reincorporating the Company in Delaware.

          On the same day, the Directors unanimously approved the merger, the holders of 82.5% of the common stock of the Company entitled to vote approved the merger, the Directors authorized the mailing of an Information Statement to all stockholders of record and designated the 9th day of December, 1997 to consummate the merger and reincorporation.

          The merger was consummated effective the 22nd day of December, 1997 and resulted in (i) the Company's name being changed to GS Financial Services, Inc., ("GS Financial") (ii) one share of common stock of GS Financial being exchanged for each 100 shares of common stock of the Company, (iii) the persons serving as officers and directors of GS Financial on the effective date of the merger serving in their respective capacities after the merger, and (iv) the Articles of Incorporation of the Company being changed to (A) increase the number of authorized shares of common stock the Company is authorized to issue from 10,000,000 to 25,000,000, and (B) authorizing the Company to issue 10,000,000 preferred shares with a par value of $.001 per share.

ITEM  7.          FINANCIAL  STATEMENTS  AND  EXHIBITS.
--------          -------------------------------------


          (a)          Plan  and  Agreement  of  Merger


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




     /s/Thomas  V.  Ackerly
     ----------------------
        Thomas  V.  Ackerly
         President


Date:    December  29,  1997
                                Exhibit - Page
                                Exhibit - Page
                               Exhibit - Page 1
                                    EXHIBIT

                         PLAN AND AGREEMENT OF MERGER


     THIS PLAN AND AGREEMENT OF MERGER (hereinafter referred to as this "Agreement") dated as of October 15, 1997, is made and entered into by and between Graystone Financial Services, Inc. a Florida corporation ("Company") and GS Financial Services, Inc., a Delaware corporation ("GS Financial").

                             W-I-T-N-E-S-S-E-T-H:

     WHEREAS, the Company is a corporation organized and existing under the laws of the State of Florida; and

     WHEREAS, GS Financial is a wholly-owned subsidiary corporation of the Company, having been incorporated on September 9, 1997; and

     NOW THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Company shall be merged into GS Financial (the "merger") upon the terms and conditions hereinafter set forth.

                                   ARTICLE I

                                    Merger

     On December 9, 1997 as soon as practicable thereafter (the "Effective Date"); the Company shall be merged into GS Financial, the separate existence of the Company shall cease and GS Financial (following the Merger referred to as "GS Financial") shall continue to exist under the name of "GS Financial Services, Inc.," by virtue of, and shall be governed by, the laws of the State of Delaware. The address of the registered office of GS Financial in the State of Delaware will be The Corporation Trust Company, 1209 Orange Street, in the City of Wilmington, County of Newcastle, State of Delaware.

                                  ARTICLE II

                 Certificate of Incorporation of GS Financial

     The Certificate of Incorporation of GS Financial Services, Inc. shall be the Certificate of Incorporation of GS Financial as in effect on the date hereof without change unless and until amended in accordance with applicable law.

                                  ARTICLE III

                            By-Laws of GS Financial

     The By-Laws of GS Financial shall be the By-Laws of GS Financial as in effect on the date hereof without change unless and until amended or repealed in accordance with applicable law.

                                  ARTICLE IV

             Effect of Merger on Stock of Constituent Corporation

     4.01 On the Effective Date, (i) each 100 outstanding shares of Company common stock, $.0001 par value ("Company Common Stock") shall be converted into one share of GS Financial common stock, $.001 par value, ("GS Financial Common Stock"), except for those shares of Company Common Stock with respect to which the holders thereof duly exercise their dissenters' rights under Florida law, (ii) any fractional GS Financial Common Stock interests to which a holder of Company Common Stock would be entitled will be canceled with the holder thereof being entitled to receive $.002 per share of Company Common Stock not convertible into a whole share of GS Financial Common Stock (the "Cancellation Price") and (iii) each outstanding share of Company Common Stock held by the Company shall be retired and canceled and shall resume the status of an authorized and unissued GS Financial Common Stock.

     4.02 All options and rights to acquire Company Common Stock under or pursuant to any options or warrants which are outstanding on the Effective Date of the Merger will automatically be converted into equivalent options and rights to purchase that whole number of GS Financial Common Stock into which the number of Company Common Stock subject to such options or warrants immediately prior to the Effective Date would have been converted in the merger had such rights been exercised immediately prior thereto (with any fractional GS Financial Common Stock interest resulting from the exercise being settled in cash in the amount such holder would have received for any such fraction in the merger had he exercised such warrants or options immediately prior to the Merger). The option price per share of GS Financial Common Stock shall be the option price per share of Company Common Stock in affect prior to the Effective Date. All plans or agreements of the Company under which such options and rights are granted or issued shall be continued and assumed by GS Financial unless and until amended or terminated in accordance with their respective terms.

     4.03 (a) Continental Stock Transfer and Trust Company shall act as exchange agent in the Merger.

     (b) Prior to, or as soon as practicable, after the Effective Date, GS Financial shall mail to each person who was, at the time of mailing or at the Effective Date, a holder of record of issued and outstanding Company Common Stock (i) a form letter of transmittal and (ii) instructions for effecting the surrender of the certificate or certificates, which immediately prior the Effective Date represented issued and outstanding shares of Company Common Stock ("Company Certificates"), in exchange for certificates representing GS Financial Common Stock. Upon surrender of a Company Certificate for cancellation to GS Financial, together with a duly executed letter of transmittal, the holder of such Company Certificate shall subject to paragraph
(f) of this section 4.03 be entitled to receive in exchange therefor a certificate representing that number of GS Financial Common Stock into which the Company Common Stock theretofore represented by the Company Certificate so surrendered shall have been converted pursuant to the provisions of this
Article IV; and the Company Certificate so surrendered shall forthwith be canceled.

     (c) No dividends or other distributions declared after the Effective Date with respect to GS Financial Common Stock and payable to holders of record thereof after the Effective Date shall be paid to the holder of any unsurrendered Company Certificate with respect to GS Financial Common Stock which by virtue of the Merger are represented thereby, nor shall such holder be entitled to exercise any right as a holder of GS Financial Common Stock; until such holder shall surrender such Company Certificate. Subject to the effect, if any, of applicable law and except as otherwise provided in paragraph (f) of this Section 4.03, after the subsequent surrender and exchange of a Company Certificate, the holder thereof shall be entitled to receive any such dividends or other distributions, without any interest thereon, which became payable prior to such surrender and exchange with respect to GS Financial Common Stock represented by such Company Certificate.

     (d) If any stock certificate representing GS Financial Common Stock is to be issued in a name other than that in which the Company Certificate surrendered with respect thereto is registered, it shall be a condition of such issuance that the Company Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such issuance shall pay any transfer or other taxes required by reason of the issuance to a person other than the registered holder of the Company Certificate surrendered or shall establish to the satisfaction of GS Financial that such tax has been paid or is not applicable.

     (a) After the Effective Date, there shall be no further registration of transfers on the stock transfer books of the Company of the Shares of Company Common Stock, or of any other shares of stock of the Company, which were outstanding immediately prior to the Effective Date. If after the Effective Date certificates representing such shares are presented to the "GS Financial" they shall be canceled and, in the case of Company Certificates, exchanged for certificates representing GS Financial Common Stock and, as appropriate, cash as provided in this Article IV.

     (f) No certificates or scrip representing fractional GS Financial Common Stock shall be issued upon the surrender for exchange of Company Certificates, no dividend or distribution of GS Financial shall relate to any fractional GS Financial Common Stock interest, and no such fractional share interest will entitle the owner thereof to vote or to any right of a stockholder of GS Financial. In lieu thereof, GS Financial shall pay to each holder of Company Common Stock convertible into a fractional interest in GS Financial Common Stock the Cancellation Price.

                                   ARTICLE V

       Corporate Existence, GS Financial and Liabilities of GS Financial

     5.01 On the Effective Date, the separate existence of the Company shall cease. The Company shall be merged with and into GS Financial, GS Financial, in accordance with the provisions of this Agreement. Thereafter, GS Financial shall possess all the rights, privileges, powers and franchises as well of a public as of a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the parties to this Agreement and all and singular; the rights, privileges, powers and franchises of the Company and GS Financial, and all property, real, personal and mixed, and all debts due to each of them on whatever account, shall be vested in GS Financial; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter an effectually the property of GS Financial, as they were of the respective constituent entities, and the title to any real estate whether by deed or otherwise vested in the Company and GS Financial or either of them, shall not revert to be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of the parties hereto, shall be preserved unimpaired, and all debts, liabilities and duties of the respective constituent entities, shall thenceforth attach to GS Financial, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

     5.02 The Company agrees that it will execute and deliver, or cause to be executed and delivered, all such deeds, assignments and other instruments, and will take or cause to be taken such further or other action as GS Financial may deem necessary or desirable in order to vest in and confirm to GS
Financial title to and possession of all the property, rights, privileges, immunities, powers, purposes and franchises, and all and every other interest, of the Company and otherwise to carry out the intent and purposes of this Agreement.

                                  ARTICLE VI

                    Officers and Directors of GS Financial

     6.01 Upon the Effective Date, the officers and directors of GS Financial shall be officers and directors of GS Financial in office at such date, and such persons shall hold office in accordance with the By-Laws of GS Financial or until their respective successors shall have been appointed or elected.

     6.02 If, upon the Effective Date, a vacancy shall exist in the Board of Directors of GS Financial, such vacancy shall be filled in the manner provided by its By-Laws.

                                  ARTICLE VII

              Approval by Shareholders; Amendment; Effective Date

     7.01 This Agreement and the Merger contemplated hereby are subject to approval by the requisite vote of shareholders in accordance with applicable Florida law. As promptly as practicable after approval of this Agreement by shareholders in accordance with applicable law, duly authorized officers of the respective parties shall make and execute Articles of Merger and a Certificate of Merger and shall cause such documents to be filed with the Secretary of State of Florida and the Secretary of State of Delaware, respectively, in accordance with the laws of the States of Florida and Delaware. The Effective Date of the Merger shall be the date on which the Merger becomes effective under the laws of Florida or the date on which the Merger becomes effective under the laws of Delaware, whichever occurs later.

     7.02 The Board of Directors of the Company and GS Financial may amend this Agreement at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the merger by the shareholder of Company shall not (1) alter or change the amount or kind of shares to be received in exchange for or on conversion of all or any of the Company Common Stock (2) alter or change any term of the Certificate of Incorporation of GS Financial, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of Company Common Stock.

                                 ARTICLE VIII

                             Termination of Merger

     This Agreement may be terminated and the Merger abandoned at any time prior to the filing of this Agreement with the Secretary of State of Florida and the Secretary of State of Delaware, whether before or after shareholder approval of this Agreement, by the consent of the Board of Directors of the Company and GS Financial.

                                  ARTICLE IX

                                 Miscellaneous

     In order to facilitate the filing and recording of this Agreement, this Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers, all as of the day and year first above written.

GRAYSTONE  FINANCIAL  SERVICES,  INC.
A  FLORIDA  CORPORATION



By:  /s/  Thomas  V.  Ackerly
   --------------------------
       Thomas  V.  Ackerly,  President


GS  FINANCIAL  SERVICES,  INC.
A  DELAWARE  CORPORATION



By:  /s/  Thomas  V.  Ackerly
   --------------------------
       Thomas  V.  Ackerly,  President